UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 18, 2009

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2009, the Board of Directors of AT&T Inc. (AT&T) amended Article I, Section 2 of the Bylaws of AT&T to provide that the Chairman of the Board shall call a special meeting of the stockholders whenever requested in writing to do so by stockholders representing 15 percent of the shares of AT&T then outstanding and entitled to vote at such meeting. Prior to the amendment, the Chairman of the Board was required to call a special meeting of the stockholders whenever requested in writing to do so by stockholders representing 25 percent of the shares of AT&T then outstanding and entitled to vote at such meeting.

The preceding discussion of AT&T's amended Bylaws is qualified in its entirety by the text of the Bylaws, which is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.   Description

3	Bylaws amended December 18, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 18, 2009	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller